FIRST EAGLE FUNDS

First Eagle Global Income Builder Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED MAY 9, 2019
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2019

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2019, as may be amended or supplemented. Please review these matters carefully.

Addition of a Portfolio Manager for the First Eagle Global Income Builder Fund

Effective March 31, 2019, Julien Albertini is a Portfolio Manager of the Global Income Builder Fund. Mr. Albertini joins Kimball Brooker, Jr., Edward Meigs and Sean Slein as the Portfolio Managers. Prior to March 31, 2019, Mr. Albertini was the Fund’s Associate Portfolio Manager.

To reflect Mr. Albertini’s new role, the following information is included (and if inconsistent, replaces) information contained under the heading “Investment Advisory and Other Services—Portfolio Managers” on pages 49 through 52 of the Statement of Additional Information. This information is provided as of March 31, 2019.

Matthew McLennan and Kimball Brooker Jr. manage the Global Fund and the Overseas Fund. Matthew McLennan, Kimball Brooker Jr. and Matthew Lamphier manage the U.S. Value Fund. Matthew McLennan and Thomas Kertsos manage the Gold Fund. Kimball Brooker, Jr., Edward Meigs, Sean Slein and Julien Albertini manage the Global Income Builder Fund. Edward Meigs and Sean Slein manage the High Yield Fund. Each of these portfolio managers receives significant input and support from a team of investment professionals. Additional information regarding these investment professionals is available on the following pages.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in Funds Managed by each Portfolio Manager (Not including incentive-plan awards)**	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Julien Albertini	1 account with assets of $1.5 billion	Global Income Builder Fund $0-$10,000	None	None

Portfolio Manager	Beneficial Ownership of Equity Securities in the Funds Managed by Each Portfolio Manager (Including incentive-plan awards)
Julien Albertini	Global Income Builder Fund $100,001-$500,000

As of March 31, 2019, with respect to the accounts identified in the table above, Mr. Albertini does not manage any accounts for which the advisory fees are based in part on the performance of the accounts. Mr. Albertini’s compensation consists of salary and an annual bonus with the performance bonus representing an important portion of total compensation. Mr. Albertini’s bonus is awarded in the firm’s discretion and will reflect the investment performance of each Fund and any other account managed by him, the financial results of the firm as a whole, and his contributions to the firm both as an individual and as a member of the firm’s Global Value Team. The bonus includes an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds, including those managed by Mr. Albertini (and possibly other notional investments related to the Adviser’s overall financial performance).

Global Value and High Yield Teams	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Julien Albertini

Mr. Albertini joined the Adviser in April 2013 as a research analyst. Before joining First Eagle, he worked as a global equity research analyst for Tiger Veda LP, a long-short equity hedge fund based in New York City. Prior to this, Mr. Albertini was a research analyst with Generation Investment Management in London, where he covered global healthcare companies. He began his career in 2003, in the Investment Banking Division of Banque Rothschild & Cie in Paris, and went on to join Morgan Stanley in London for four years. Mr. Albertini received an MSc from ESSEC Business School in Paris and an MBA from Columbia Business School, where he was part of the value investing program. He is fluent in French. Mr. Albertini is a Portfolio Manager of the Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr., Edwards Meigs and Sean Slein.

Industrial gases, beverages, pharmaceuticals, health care equipment & services, commercial services, and diversified industrials

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The information contained in this Supplement modifies the First Eagle Funds’ Statement of Additional Information dated March 1, 2019, as may be amended or supplemented. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Statement of Additional Information entitled “Investment Advisory and Other Services—Portfolio Managers.”